ROCHDALE
   INVESTMENT TRUST

PROSPECTUS
May 3, 2011

Rochdale Emerging Markets Portfolio
(RIMIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Investment Objective
The Portfolio seeks to provide long-term growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Rochdale Portfolios.  More information about these and other discounts is available from your financial professional and in “Shareholder Information” on page 13 of the Portfolio’s prospectus and “Additional Purchase and Redemption Information” on page 43 of the Portfolio’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%
Maximum deferred sales charge (load) (as a percentage of amount redeemed)(1)	1.00%
Redemption Fee (as a percentage of amount redeemed within 45 days or less of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(2)	0.75%
Acquired Fund Fees and Expenses	0.05%

Total Annual Fund Operating Expenses	2.05%
____________________

(1)	This CDSC applies ONLY for shareholders who purchase $1 million or more and redeem within 12 months of purchase.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$771	$1,881

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Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio had not yet commenced operations.

Principal Investment Strategies

The Portfolio aggressively seeks maximum long-term growth by investing primarily in emerging market companies regardless of capitalization size.

Rochdale Investment Management, LLC (the “Advisor”) employs a macro analytical process focused on identifying long-term growth opportunities.  The Advisor’s approach seeks to identify investment themes with the objective of capitalizing on them within foreign emerging markets.  To select specific companies, we use a two step process.  The first is a financial factor analysis to identify potential companies from a large universe followed by more specific fundamental analysis to identify individual companies that we believe meet our investment objectives.  The Advisor seeks to invest in companies with above average revenue and earnings growth potential that are well managed, have a unique or improving market position and possess competitive advantages.  The Advisor assesses the relationship between our estimate of a company’s sustainable growth and earnings prospects and its stock price to determine which companies qualify for investment.  The Advisor utilizes multiple valuation metrics to establish price targets.  The Advisor expects to travel outside of the U.S. to visit companies and expect to meet with their top management.

Under normal market conditions, we will invest at least 80% of the Portfolio’s assets, plus any borrowings for investment purposes, in the equity or fixed income securities (including common stock, preferred stock, convertible securities and corporate bonds) of companies that are operating principally in emerging market countries. Shareholders will be notified 60 days prior to any change in this policy.

Some of these companies, although smaller by U.S. standards, might rank among the largest in their countries by market capitalization. The Portfolio may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more emerging market companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus, but maybe called different names by issuers).

The Portfolio normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Index, which measures the equity market performance of developed markets.

When determining the principality of operations in emerging markets of a company, the Advisor will generally follow the MSCI Emerging Markets Index, but may consider several factors when a security is either not included in the Index, or when we believe the characteristics of the security make it appropriate for inclusion in the Portfolio regardless of its inclusion in a particular index.  For example, the Advisor may consider a company’s country of incorporation, inclusion in a particular index, primary exchange, geographic locations of assets, and geographic sources of revenue.  Certain securities may have characteristics that make them suitable as both an emerging market and a developed market security. Securities from the Asia-Pacific region, Eastern Europe, or Central or South America may be purchased by the Portfolio regardless of their classification or inclusion in an index.

A substantial portion of the Portfolio’s fixed income assets may be held in instruments (sometimes referred to as “high yield” or “junk bonds”) that are rated below investment grade by either Moody’s Investor Service or Standard & Poor’s Ratings Service or in comparable unrated securities.  The Portfolio is authorized to invest in income producing securities and other instruments with out regard to the maturity of any instrument or the average maturity or duration of the Portfolio as a whole.  The Portfolio may, under unusual circumstances, invest all or a significant portion of its assets in a single emerging market country.  The Portfolio may also invest up to 20% of its assets in domestic and developed market debt securities or cash, or the investment equivalent.

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The Advisor does not expect to restrict the Portfolio’s investments to certain regions, countries or industries.  The Portfolio may invest a large percentage of its assets in just a few sectors, or just a few regions or just a few emerging market countries.

The Portfolio is non-diversified meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

Up to 30% of the Portfolio may be invested in high yield bonds (sometimes referred to as “junk”) issued by emerging markets companies.

Illiquid investments can be up to 15% of the Portfolio value at the time of investment.

The Portfolio intends to invest in derivatives, such as swaps, to gain access to foreign markets, in particular where direct investment may be restricted or unavailable.  The Portfolio may also invest in derivative instruments, such as futures contracts, options on futures contracts and swaps may also be used in an effort to achieve the Portfolio’s objectives, to provide exposure to the fixed income market pending direct investment, for hedging purposes, to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio related to an investment or currency exposure, and to earn income and enhance returns.  The Portfolio’s exposure to derivatives will vary, is not limited to those derivatives listed, and could be significant at times.

The Portfolio may invest a large percentage of its assets in a few sectors, including the financials sector.

Principal Investment Risks
All investments carry some degree of risk that will affect the value of the Portfolio, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Portfolio.

The Portfolio is subject to the following principal investment risks:

•
General Market Risk -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Management Risk -- The risk that the Advisor’s security selections and other investment decisions might produce losses or cause the Portfolio to under perform when compared to other funds with similar investment goals.

•
Equity Market Risk -- Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The market may also undervalue the stocks held by the Portfolio.  Additionally, a rise in interest rates may result in a decline in the equity market.

•
Foreign Securities Risk – The risk that Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•
Foreign Currency Risk – As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar.  “Foreign Currency Risk is the risk that that the value of a foreign currency will decline in relation to the U.S. dollar while the Portfolio holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.  U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

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•
Emerging Markets Risk -- Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.  Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•
Non-Diversification Risk -- The Portfolio is classified as non-diversified for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). This means that, with respect to 50% of its investment portfolio, up to 25% of the Portfolio’s assets can be invested in a single issuer.  Accordingly, an investment in a non-diversified fund may entail greater risk than would otherwise be the case because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Portfolio.  Further, an adverse return for a single issuer may have a greater effect on overall fund performance in a non-diversified portfolio.

•
Derivatives Risk – The Portfolio’s investment in derivative instruments, including swap, futures contracts and alternative or “hybrid” instruments, may heighten the risks associated with the Portfolio as each may result in risk of losses that exceed the amount invested.  Investments in each of these instruments may also expose the Portfolio to additional volatility as well as additional risks, including valuation and tax issues, illiquidity issues, increased potential for costs to the Portfolio, and a potential reduction in gains to the Portfolio.  Additionally, swaps include the risk of default by the counterparty which would result in losses to the Portfolio.

•	Small and Medium-Size Company Risk -- Medium and Small cap stocks may be very sensitive to changing economic conditions and market downturns.
•
Growth Stock Risk-- Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

•
Sector Weightings Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Portfolio invests in a few sectors it may have increased exposure to the price movements of those sectors.

•
High Yield Bond Risk - High yield bonds are considered speculative under traditional investment standards. High yield bonds are generally subject to greater market, credit, liquidity and interest rate risks than higher quality bonds.  Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

•
Financials Sector Risk - The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

•
Political and Economic Risk - Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Portfolio’s assets from that country.  In addition, the economies or emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•
Regulatory Risk - There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•
Credit Risk -- Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Portfolio.  A default on a security held by the Portfolio could cause the value of your investment in the Portfolio to decline.  Investments in bank loans and lower rated debt securities involve higher credit risks.  There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt.

•
Interest Rate Risk --Interest rate changes may cause the prices of fixed-income securities held by the Portfolio to fall.  This risk may affect lower rated securities and floating rate securities to a greater extent than other types of debt securities.  Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Portfolio to replace a particular loan or bond with another, lower-yield security.

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Performance
Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Management
Investment Advisor
Rochdale Investment Management LLC serves as the Portfolio’s investment advisor.

Portfolio Manager
Mr. Garrett R. D’Alessandro, the Advisor’s President, Chief Executive Officer and Director of Research, and Mr. Anindya Chatterjee, Senior Portfolio Manager, are the portfolio managers primarily responsible for the investment decisions of the Portfolio and have been since the Portfolio’s inception in 2011.

Purchase and Sale of Fund Shares
Shares of the Portfolio can be purchased, redeemed or exchanged through the Transfer Agency or through certain financial intermediaries.  Contact the Transfer Agency at 1-866-209-1967 or your financial representative for instructions on how you may purchase, redeem or exchange shares of the Portfolio.  The minimum initial purchase for a regular account is $1,000 and for a retirement account is $500.  You may add to your investment at any time with investments of at least $100.

Tax Information
The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Subsequent withdrawals from tax deferred accounts may be taxable as either ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.  The Portfolio’s investment objective, including its policy of investing at least 80% of the value of its net assets in the particular type of investments suggested by the Portfolio’s name, is a non-fundamental policy.  If the Board of Trustees determines to change this non-fundamental policy, the Portfolio will provide 60 days prior notice to the shareholders before implementing the change of policy.

Investment Strategies

The Portfolio uses a proprietary methodology, using a macro analytical process to identify long-term growth opportunities.

Our company selection process uses financial factor analysis to identify potential companies from a large universe followed by more specific fundamental analysis to identify individual companies that we believe meet our investment objectives.  The Portfolio seeks to invest in companies with above average revenue and earnings growth potential that are well managed, have a unique or improving market position and possess competitive advantages. .

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity and fixed income securities of companies that are domiciled in emerging market countries.  The Portfolio will not change this investment policy without first providing the Portfolio’s shareholders with a least 60 days’ prior notice.  Investments in common stock are emphasized, but the Portfolio may also buy other types of equity securities, including preferred stocks, convertible securities, or warrants as well as high yield bonds.  The Portfolio may at times also sell securities short and/or use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment objective.  While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy.  However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions.  This may result in the Portfolio not achieving its investment objective.

The Advisor regularly monitors the fundamentals of each company and will sell a company whose fundamentals ranking, valuation, or other factors no longer meets our criteria.  Under normal market conditions, portfolio turnover is expected to be between 50% and 100%.  This should result in the realization and distribution to shareholders of lower capital gains.  The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

To the extent that the Portfolio seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Subsidiary”), registered with and regulated by the Mauritius Financial Services Commission. The Subsidiary was formed for the purpose of facilitating the Portfolio’s purchase of securities of a wide selection of Indian companies, consistent with the Portfolio’s investment strategies.  Investing through the Subsidiary is intended to provide the Portfolio with a tax efficient method of investing indirectly in Indian companies. The Subsidiary will seek to maintain residency in Mauritius to avail itself of a beneficial income tax treaty between Mauritius and India.  Please see “Investment through Mauritius” below for additional information.

Who May Want to Invest in this Portfolio
The Portfolio may be appropriate for investors who:

•	Desire an active approach for emerging markets exposure within an asset allocation strategy.
•	Are pursuing a long-term investment goal.

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•	Want to diversify their equity portfolio and enhance return potential by investing in emerging markets.
•	Are seeking access to world economic growth.
•	Are willing to accept swings in the value of their portfolio with the offsetting goal of earning higher long-term returns.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Cannot tolerate substantial principal fluctuation.
•	Wish to have their equity allocation invested in domestic stocks only.
•	Do not want to invest in emerging markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio that may adversely affect the Portfolio’s net asset value or total return are discussed above in the “Summary Section.”  These risks are discussed in more detail below.

General Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.  Additionally, the prices of securities in which the Portfolio invests are affected by the economy.  The value of the Portfolio’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the global economy.  A specific discussion of market risks affecting the equity markets follows.

Equity Market Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stocks of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers.

Management Risk.   Management risk means that the Advisor’s security selections and other investment decisions might produce losses or cause a Portfolio to under perform when compared to other funds with similar investment goals.

Foreign Securities/Emerging Markets Risk.  The Portfolio invests in foreign securities.  The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies.  Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.  Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries.  These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.  These risks may be greater when investments are made in countries that the World Bank or the United Nations considers to be emerging or developing markets.

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The Portfolio’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;
•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;
•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	Less transparent and established taxation policies;
•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;
•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
•	Inadequate limited and untimely financial reporting;
•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Portfolio transacts;
•	Risk of government seizure of assets;
•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
•	Greater sensitivity to interest rate changes;
•	Fraudulent activities of management;
•	Smaller, more volatile and less liquid securities markets;
•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
•	Greater debt burdens relative to the size of the economy;
•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;
•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries

Because of the above factors, the Portfolio’s investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

The definition of emerging markets countries or companies as used in this prospectus may differ from the definition of the same terms as used in other Rochdale fund prospectuses.

Leverage Risk.  To the extent that a Portfolio borrows money to leverage, the risk is that the cost of borrowing money to leverage exceeds the returns for the securities purchased or that the securities purchased may actually go down in value.  In this case, the Portfolio’s net asset value could decrease more quickly than if it had not borrowed.

Derivatives Risk.  The Portfolio may invest in derivative instruments.  The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.  The value of derivative instruments may rise or fall more rapidly than other investments.  The use of certain derivative investments may create leverage, which can increase both the potential return on investment and the potential that the Portfolio may lose more than the original amount invested in the derivative instrument.  Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.  Since the value of derivative instruments is based on the value of the underlying assets, instruments or references, use of these instruments involves a risk that they will be improperly valued.  Hedging strategies using derivatives also involve the risk that changes in the derivative instruments may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track.

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High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.  Investments in high-yield securities are considered to be speculative.

Investment through Mauritius. The Portfolio currently intends to invest indirectly in securities of Indian companies through the Subsidiary, an entity formed in the Republic of Mauritius that will also be managed by the Advisor.  The Subsidiary has elected to be treated as a disregarded entity for United States federal income tax purposes.  A disregarded entity is a separate legal entity that is treated as part of its owner for such tax purposes.  The Subsidiary will seek to maintain residency in Mauritius in order to allow the Portfolio to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities.  The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty.  The Subsidiary has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid.  The Portfolio can take advantage of this zero tax rate through its investments through the Subsidiary.  The Indian tax rate on short-term capital gains was reduced from 30% to 10% (plus surcharges).  However, effective January 4, 2009, the Indian tax rate on short-term capital gains was increased to 15%.  The primary tax advantage of investing through the Subsidiary and relying on the India-Mauritius treaty is the elimination of the 15% Indian tax on short-term capital gains.  Any change in the provisions of this treaty, in its applicability to the Portfolio or the Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Portfolio by India, which could reduce the return to the Portfolio on its investments.  Recently, amendments to the treaty have been proposed.  If enacted in their proposed form, these or any other changes to the treaty, Indian or Mauritian tax laws, or the manner in which the treaty and such laws are applied to the Portfolio or the Subsidiary, might have an adverse tax effect on the Portfolio and its shareholders, possibly with retroactive effect.

The Subsidiary will be managed in accordance with the Portfolio’s policies and restrictions regarding leverage, liquidity, brokerage and valuation.

ADDITIONAL RISKS OF INVESTING IN THE PORTFOLIO

Short Sales Risk.  Short sales occur when a Portfolio borrows a security from a broker and sells it with the understanding that it must later be bought back and returned to the broker.  The Portfolio would incur a loss as a result of a short sale if the price of the security (sold short) increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security.  When a short sale security is illiquid, a replacement for the borrowed security can be difficult to find and may have an elevated price.  The Portfolio will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

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Investments in Other Investment Companies.  The Portfolio is permitted to invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies.  The Portfolio will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which the Portfolio may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”).  Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving the Portfolio’s holdings in the designated geographic sector.  As noted above, the Portfolio will bear a pro-rata share of the operating expenses of ETFs, including their advisory fees. Additionally, and as is the case in acquiring most securities in which the Portfolio may invest, the Portfolio will incur brokerage commissions and related charges in connection with the purchase or sale of shares issued by an ETF.

Investments in ETFs are subject to Market Risk and Liquidity Risk (both described elsewhere in the Prospectus) as well as Tracking Risk, which is the risk that an exchange-traded fund will not be able to replicate the performance of the index it tracks exactly.  The total return generated by the underlying securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other exchange-traded fund expenses, while such expenses are not included in the calculation of the total return of the indices.  Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Investments in investment companies, including ETFs, are normally limited by applicable provisions of the Investment Company Act to 5% of the Portfolio’s total assets (which may represent no more than 3% of the securities of such other investment company).  Additionally, the Portfolio’s aggregate investment in all investment companies is normally limited to 10% of total assets.  The Portfolio may, however, invest in shares of ETFs that are issued by iShares in excess of these statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Portfolio may be prevented from selling particular securities at the price at which the Portfolio values them.  The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Portfolio’s investments.  Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that the Portfolio may be limited in its ability to sell such instruments at an acceptable price when it wants to in order to generate cash or avoid losses.  Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans.  If the Portfolio voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Portfolio’s Statement of Additional Information (“SAI”), and in the quarterly holdings report on Form N-Q.  The SAI and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The SAI also is available by contacting the Portfolio c/o U.S. Bancorp Fund Services, LLC, at 1-866-209-1967.

INVESTMENT ADVISOR

Rochdale Investment Management LLC is the investment advisor to the Portfolio.  The Advisor is located at 570 Lexington Avenue, New York, New York, 10022-6837.  As of December 31, 2010, the Advisor managed assets of approximately $3.57 billion for individual and institutional investors.  The Advisor provides day-to-day portfolio management services to the Portfolio including advice on buying and selling securities.  For such services, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Portfolios at the annual rate of 1.00%

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The Portfolio is subject to an Operating Expenses Limitation Agreement which continues from year to year, subject to annual approval by both the Advisor and the Board of Trustees.  It may be terminated upon 60 days written notice by the Board of Trustees, but once renewed with respect to an annual period, may not be terminated by the Advisor without the Board of Trustees’ consent.  Under the terms of this Operating Expenses Limitation Agreement, the Advisor will waive fees or reimburse expenses such that the total operating expenses of the Portfolio do not exceed an annual rate of 2.25%.

The Advisor also furnishes the Portfolio with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust.  For these services, the Advisor is paid a fee based upon the average daily net assets of the portfolio at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

Portfolio Managers

Mr. Garrett R. D’Alessandro and Mr. Anindya Chatterjee are responsible for the day-to-day management of the Portfolio and manage the Portfolio as a team.

Mr. D’Alessandro is Chief Executive Officer, President, and Director of Research of Rochdale Investment Management LLC. In addition to daily management of the firm, Mr. D’Alessandro directs the portfolio management strategies and investment research efforts and determines those companies that satisfy the firm’s investment criteria for inclusion in client portfolios. Prior to Rochdale, he was a Certified Public Accountant and an Audit Manager with KPMG Peat Marwick. Mr. D’Alessandro received his M.B.A. in finance from the Stern School of Business at New York University. He holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts and the CFA Institute. Mr. D’Alessandro makes presentations on current investment issues to financial professionals throughout the country and has been featured in various media including CNBC, The Financial Network, Practical Accountant, and New Jersey CPA. Mr. D’Alessandro is an Ironman triathlete and supporter of numerous charitable and civic organizations.

Mr. Anindya Chatterjee joined Rochdale Investment Management in 2011 as a Senior Portfolio Manager.  Prior to Rochdale, Mr. Chatterjee was most recently employed as President at IIFL, Inc., beginning in 2009, where he worked with U.S. institutional investors and was responsible for shaping the research sales of IIFL.   Prior to IIFL, from 2006 until 2008, Mr. Chatterjee served as a Managing Director and Head of Emerging Markets Asia Research at Jefferies & Company.  Mr. Chatterjee also served as Chief Strategy Officer of American Oriental Bioengineering in 2008.  Anindya earned his Master of Arts in Economics and Finance from Tulane University. Additionally, he also holds an MA in Economics from University of Delhi and an MS in Electronic Commerce from Claremont Graduate University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio.

Portfolio Expenses

The Portfolio is responsible for its own operating expenses.  As noted above, the Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio’s aggregate total annual fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) will not exceed 2.25%.

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years.  The Advisor may request this reimbursement if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Trustees will review any such reimbursement.  The Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

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SHAREHOLDER INFORMATION

How to Buy Shares

The minimum initial purchase of the Portfolio for a regular account is $1,000 and for a retirement account is $500.  You may add to your investment at any time with investments of at least $100.  Your financial intermediary, including Rochdale Investment Management, may impose total account minimums in excess of the individual Portfolio minimum.  The minimum investment requirements may be waived from time to time at the Advisor’s discretion.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular	$1,000	$100*	$250
Retirement Account	$500	$100*	$250
* This includes purchases by telephone. Automatic Investment Plan purchases may however be made for as little as $25

Shares of the Portfolio can be purchased through the Transfer Agency or through certain financial intermediaries.  Contact your financial representative for instructions on how you may purchase shares of the Portfolio.  All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Portfolio’s transfer agent (the “Transfer Agent”) will not accept payment in cash or money orders.  The Portfolio does not accept cashier’s checks in amounts less than $10,000.  Also, to prevent check fraud, the Transfer Agent will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Post dated checks, post dated on-line bill pay checks, or any conditional order or payment will not be accepted.  If your payment is returned for any reason, a $25 fee will be assessed against your account.  You also will be responsible for any losses suffered by the Portfolio as a result.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-209-1967 if you need additional assistance when completing your application.

Additionally, shares of the Portfolio have not been registered for sale outside of the United States.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established.  The Portfolio reserves the right to close the account within five business days if clarifying information/documentation is not received.

Public Offering Price.  Shares of the Portfolio are offered at their NAV plus the applicable sales charge.  The sales charge varies depending on how much you invest; charges are set forth in the table below.  There are no sales charges on reinvested dividends and/or distributions.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Investment	Dealer Reallowance(1)
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $1,000,000	2.25%	2.30%	1.50%
$1 million or more(2)	0.00%	0.00%	1.00%

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(1)
Dealers who have entered into selected dealer agreements with the Distributor receive a percentage of the initial sales charge on sales of shares of the Portfolio.  The Distributor retains the balance of the sales charge paid by investors.  The dealer’s reallowance may be changed from time to time, and the Distributor may from time to time offer incentive compensation to dealers who sell shares of the Portfolio.

(2)
The sales load on purchases of one million dollars or more, or on purchases in accounts with an aggregate value of one million or more, will be waived and the dealer reallowance on these purchases will be paid by the Distributor.  A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.

Rights of Combination.  As shown in the table above, purchases of shares of the Portfolio by a “single investor” may be eligible for sales charge reductions.  A “single investor” is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or their fiduciary purchasing for a single fiduciary account.  Certain employee benefit and retirement benefit plans may also be considered as “single investors” if certain uniform criteria are met.  If you purchase shares of more than one Rochdale Investment Trust Portfolio, the appropriate sales charge is calculated on the combined value of your purchase.  Please refer to the Statement of Additional Information.

Rights of Accumulation.  You may qualify for a “volume discount” on purchases of shares of the Portfolio if the total amount being invested in shares of the Rochdale Investment Trust Portfolios, in the aggregate, reaches levels indicated in the sales charge schedule above.  Under this “Right of Accumulation,” you may combine your new purchases of shares with shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current net asset value of the all other shares you own.  For example, if you already own shares in the Trust’s Large Growth Portfolio, with a combined aggregate net asset value of $450,000, the sales charge on an additional purchase of $60,000 shares of the Emerging Markets Portfolio would be 2.25% on that purchase, because you had accumulated more than $500,000 total in the Trust as a whole.

Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Portfolios of Rochdale Investment Trust.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI with Rochdale Investment Trust you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Exempt Share Purchases.  Investors (i) who were shareholders of any of the Rochdale Investment Trust Portfolios as of June 26, 2003, and are adding to their investment in the Trust; (ii) who purchase shares of the Portfolio on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; (iii) who acquire shares of the Portfolio through an investment account with the Advisor or a brokerage account with an affiliate of the Advisor; or (iv) who acquired their shares in a 401(k) or other retirement program administered by a third party and which invest in the Portfolio through an omnibus account will not be subject to a sales charge.  Purchases of shares of the Portfolio by investors who are officers, directors, trustees or employees of the Advisor or the Trust, any of the Advisor’s affiliates, any selected dealer, or any member of the immediate family of the foregoing (including shares purchased as part of any such individual’s contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge.  Similarly exempt are shares acquired via exchange from other mutual funds (whether or not managed by the Advisor) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan.  To make a sales charge exempt purchase, you must notify the Fund or your financial intermediary in writing at the time of the purchase order that an exemption will apply to your purchase.  You should keep the records necessary to demonstrate the reinstatement privilege applies to your purchase.  Additional information regarding sales charges exemptions is included in the SAI.

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Retirement Plans

The Portfolio is generally available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your financial representative.  You may obtain information about opening an IRA account by contacting your financial representative.  If you wish to open another type of retirement plan, please contact your financial representative.

Automatic Investment Plan

Once you open your account, you may make subsequent investments (minimum of $25) into the Portfolio through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis.  To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member.  The Transfer Agent is unable to debit mutual fund or pass through accounts.  The Trust may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date.  If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-866-209-1967 for more information about the Portfolio’s AIP.

Telephone Purchases

Investors may purchase additional shares of the Portfolio by calling 1-866-209-1967.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase must be a minimum of $100.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

How to Exchange Shares

You may exchange your Portfolio shares (minimum of $100) for shares of any other Portfolio offered by the Rochdale Investment Trust on any day the Portfolio and the New York Stock Exchange (“NYSE”) are open for business.  Requests to exchange shares are processed at the NAV next calculated after receipt of your request in proper form and without the application of any sales charge.  The Portfolio generally chooses not to charge the 2.00% redemption fee for exchanges among the Rochdale Investment Trust Portfolios, however, your financial institution may not have a mechanism for waiving this fee.  Please check with your financial advisor to determine if you will be able to exchange your shares without the 2.00% redemption fee.  An exchange is treated as a sale of shares and may result in a gain or loss for income tax purposes.  You may exchange your shares by contacting your financial representative.  Additionally, you may exchange your shares either by mail or by contacting the Transfer Agent at 1-866-209-1967 from 9:00 a.m. to 8:00 p.m. Eastern Time.

How to Sell Shares

You may sell (redeem) your Portfolio shares on any day the Portfolio and the NYSE are open for business through your financial representative.  The Portfolio is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.  Accordingly, you may pay a 2.00% redemption fee if you are redeeming shares that you purchased in the past forty-five (45) days.  This fee is paid to the Portfolio.  The Portfolio imposes a redemption fee in order to reduce the transaction costs and tax effects of a short-term investment in the Portfolio.  The redemption fee may not be charged in certain situations, including exchanges among the Rochdale Investment Trust Portfolios, transactions within a qualified plan, or conversion to a Rochdale separately managed account.

The Portfolio will not impose a redemption fee on reinvested distributions and to omnibus accounts due to the inequities that this would impose on individual shareholders.  In addition, the Portfolio will not impose a redemption fee on accounts subject to any waiver.  Instead, the Portfolio expects the broker, retirement plan, or financial intermediary to impose such fees.  The Advisor will use its best efforts to ensure omnibus accounts are assessing any applicable redemption fee.

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Payment of your redemption proceeds will be made promptly, but not later than seven days after receipt of your written request in proper form.  If you request a redemption in writing, your request must have a signature guarantee attached if the amount to be redeemed exceeds $50,000.  Other documentation may be required for certain types of accounts.

Each Portfolio may redeem the shares in your account if the value of your account is less than $250 as a result of redemptions or exchanges you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified in writing that the value of your account is less than $250 before the Portfolio makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $250 before the Portfolio takes any action.  The Portfolio has the right to pay redemption proceeds in whole or in part by a distribution of securities from its portfolio.  It is not expected that the Portfolio would do so except in unusual circumstances.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve (12) calendar days from the purchase date.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last fifteen (15) days;
•	For all redemptions in excess of $50,000 from any shareholder account.

Non financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.  In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Telephone Redemption and Exchange

Proceeds redeemed by telephone will be sent only to an investor’s address or bank of record as shown on the records of the Transfer Agent.  You may have your redemption proceeds sent by check to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  Sale proceeds may be wired to your commercial bank in the United States; however a $15 fee will be applied.  The receiving bank may charge a fee for this service. There is no charge for proceeds sent via ACH and credit to your bank account will typically will be available in two-three (2-3) business days.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

In order to arrange for telephone redemptions after an account has been opened or to change a bank account or an address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and will require a signature verification from a Signature Validation Program member or other acceptable for of authentication from a financial instruction source.  Please contact the Transfer Agent before sending your instructions.

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Systematic Withdrawal Plan

If you own shares of the Portfolio with a value of $1,000 or more, you may establish a Systematic Withdrawal Plan.  You may receive monthly or quarterly payment in amounts of not less than $25 per payment.  To participate in the Systematic Withdrawal Plan, complete the appropriate section of the New Account Application, or call 1-866-209-1967.  You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payees’ address, by notifying U.S. Bancorp Fund Services, LLC, five days prior to the effective date.  Note that this plan may deplete your investment and affect your income or yield.  You should not make systematic withdrawals if you plan to continue investing in the Portfolio due to sales charges and tax liabilities.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Household Delivery of Shareholder Documents

Only one prospectus, annual and semi-annual Report will be sent to shareholders with the same last name and residential street address or P.O. Box on their Rochdale accounts, unless you request multiple copies.  If you would like to receive separate copies, please call 1-866-209-1967.  Your additional copies will be sent free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Frequent Trading or Market Timing

The Trust has imposed a 2% redemption fee with respect to redemption orders for shares of the Portfolio purchased within the previous 45 days.  This policy is designed to deter short-term trading that can, as noted above under the heading “How to Sell Shares,” disrupt the Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.  Additionally, the Trust has adopted policies and procedures that, together with procedures followed by the Transfer Agent and principal underwriter, as designed to monitor and detect abusive short term trading practices.  In accordance with these policies, the Trust may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Advisor’s opinion, may be disruptive to the management of the Portfolio or otherwise not be in the Portfolio’s interests, including transactions deemed to represent excessive trading, at any time.

The Trust works with financial intermediaries to discourage abusive short term trading practices, and has entered into agreements with them to provide information regarding and, where practicable, impose restrictions on such trading.  There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.

PRICING OF PORTFOLIO SHARES

The price of the Portfolio’s shares is based on the Portfolio’s NAV and is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day (“Business Day”) that the NYSE is open.  The Portfolio’s NAV per share is determined by calculating the total value of the Portfolio’s assets, subtracting its liabilities and dividing by the number of shares outstanding.

NAV per share =	total assets - liabilities
number of shares outstanding

The NAV for the Portfolio is determined in accordance with procedures (“Pricing Procedures”) established by the Board of Trustees.  Under the Pricing Procedures, securities for which market quotations are readily available are priced at their market value.  Under the Pricing Procedures, the market value of the Portfolio’s investments is generally based on readily available market quotations for each security held.

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Market values are generally determined as follows: readily marketable fund securities are valued at the last sale price on the business day as of which such value is being determined are valued when reliable market quotations are readily available.  If there has been no sale on such day, the security is valued at the closing bid price on such day.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Fixed income securities traded on a recognized national securities exchange are valued each Business Day at the last reported sale price that day; if there are no sales on a given day, the security will be valued at the closing bid price.  Fixed income securities that are readily marketable and are traded only in OTC markets are valued at the closing or current bid price.

When reliable market quotations are not readily available for any security, applicable law requires that the “fair value” of that security will be determined in good faith by the Board of Trustees.  The Pricing Procedures include specific methodologies pursuant to which “fair value” is to be determined in such circumstances.  Responsibility for implementing these board-approved methodologies on a day-to-day basis is vested in a committee (“Pricing Committee”) which reports directly to the Board of Trustees.  Members of the Pricing Committee are appointed by the Board of Trustees and include the Trust’s Chief Compliance Officer.  Fair value pricing may be employed, for example, if the value of a security held by the Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid.  When this fair value pricing method is employed, the prices of securities used in the daily computation of the Portfolio’s NAV per share may differ from quoted or published prices for the same securities.  Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available.  Consequently, changes in the fair valuation of Portfolio securities may be less frequent and of greater magnitude than changes in the price of Portfolio securities valued based on market quotations.  The fair valuation methodologies adopted by the Board are designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale.  The Board will regularly evaluate whether their pricing methodologies continue to be appropriate in light of the specific circumstances of the Trust and the quality of prices obtained through their application by the Pricing Committee.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio will distribute dividends and capital gains, if any, annually, usually on or about December 15th.

If you elect to receive dividends and/or distributions in cash, you will receive your dividend and/or distribution in the form of a check.  If the U.S. Postal Service returns the check as undeliverable, or if a check remains outstanding for six (6) months, the Trust reserves the right to reinvest the distribution check in your account, at the Portfolio’s current NAV, and to reinvest all subsequent distributions.

TAX CONSEQUENCES

As with any investment, your investment in the Portfolio could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the Portfolio are subject to federal income tax, and may also be subject to state or local taxes.  Generally you will be subject to federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares.

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For federal tax purposes, certain of the Portfolio’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the Portfolio’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains.  A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).   As of the date of this prospectus, distributions of “qualifying dividends” will also generally be taxable to non-corporate shareholders at long-term capital gain rates, as long as certain requirements are met.  In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. If less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio.  For the lower rates to apply, non-corporate shareholders must have owned their Portfolio shares for at least sixty-one (61) days during the 121-day period beginning on the date that is sixty (60) days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).  The amount of the Portfolio’s distributions that are otherwise qualifying dividends may be reduced as a result of the Portfolio’s securities lending activities.

If you buy shares when the Portfolio has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

It is expected that the Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries.  The Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes that the Portfolio pays.  If this election is made, shareholders will be:  (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by the Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code

Any taxable distributions you receive from the Portfolio will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the Portfolio generally is the difference between the cost of your shares and the price you receive when you sell them.

If you sell or exchange your Portfolio shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

DISTRIBUTION AGREEMENTS

The Portfolio has adopted a plan of distribution (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  Under the Plan, the Portfolio may pay fees of up to 0.25% of its average daily net assets in connection with the sale and distribution of its shares and/or for services provided to its shareholders.  Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Fees paid pursuant to the Plan are taken into account when computing the amounts that the Advisor is obligated to reimburse the Portfolio pursuant to the Operating Expenses Limitation Agreement currently in effect.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Portfolio for distribution and shareholder servicing, the Advisor may pay out of its own assets, and at no cost to the Portfolio, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders.

In return for these payments, the Portfolio may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolio on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolio on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services.  Additionally, the Portfolio and its shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

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Payments made by the Portfolio’s Advisor for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both.  Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

INDEX DESCRIPTIONS

The Morgan Stanley Capital International® Emerging Market (MSCI EM) Index is designed to measure equity market performance in global emerging markets.  The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Portfolio, as the Portfolio had not commenced operations as of the date of this prospectus.

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PRIVACY NOTICE

The Portfolio may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Portfolio through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Advisor
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com
––
Distributor
RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
––
Custodian
U.S. Bank, N.A.
1555 N. River Center Dr., Suite 302
Milwaukee, Wisconsin 53212
––
Transfer and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-209-1967
––
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, Pennsylvania 19103

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Rochdale Investment Trust
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios,
and request other information, including the SAI,
Annual Report or Semi-Annual Report, free of
charge, by calling the Portfolios at 1-800-245-9888
or visiting our Web site at www.rochdale.com.  In
the Portfolios’ Annual Reports, you will find a
discussion of the market conditions and investment
strategies that significantly affected the Portfolios’
performance during their last fiscal year.  The SAI
provides detailed information about the Portfolios
and is incorporated into this Prospectus by reference.

You can review and copy information about the
Portfolios, including the Portfolios’ reports and
SAI, at the Public Reference Room of the Securities
and Exchange Commission, or get copies for a fee,
by writing or calling the Public Reference Room of
the Commission, Washington, DC 20549-1520 or
(202) 551-8090.  You may also send email to the
Commission requesting information at
publicinfo@sec.gov.  You can obtain the same
information free of charge from the Commission’s
Internet site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC Investment Company Act file number is 811-08685)

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STATEMENT OF ADDITIONAL INFORMATION

May 3, 2011

Rochdale Emerging Markets Portfolio (RIMIX)

a Series of Rochdale Investment Trust

570 Lexington Avenue
New York, New York 10022-6837
(212) 702-3500

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated May 3, 2011 as may be revised, of the Rochdale Emerging Markets Portfolio, which is series of Rochdale Investment Trust (the “Trust”).  Rochdale Investment Management LLC (“Rochdale” or the “Advisor”) is investment advisor to the Portfolio.  A copy of the Trust’s Prospectus is available by calling the number listed above or 1-800-245-9888.

This SAI contains information in addition to and more detailed than that set forth in the Prospectus.  You should read this SAI together with the Prospectus and retain it for future reference.

There are no audited financial statements for the Portfolio as it had not yet begun operations as of the date of this SAI.

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THE TRUST

Rochdale Investment Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on March 10, 1998.  The Trust may consist of various series, which represent separate investment portfolios.  This SAI relates only to the Portfolio listed on the cover page.

The Trust is registered with the SEC as a management investment company.  Such a registration does not involve supervision of the management or policies of the Portfolio.  The Prospectus for the Portfolio and this SAI omit certain information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio has the investment objective of long-term capital appreciation.  For purposes of this objective, the Advisor evaluates performance results both yearly and cumulatively, with a view to achieving cumulative superior risk-adjusted performance over a three and five-year period, or a full economic cycle.  The Portfolio is non-diversified (see fundamental investment restriction 8 under “Investment Restrictions”).  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers; a fund then is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.  The following discussion supplements the discussion of the Portfolio’s investment objective and policies as set forth in the Prospectus.  There can be no assurance that the objective of the Portfolio will be attained.

Convertible Securities and Warrants

The Portfolio may invest in convertible securities and warrants.  A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

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A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein).

Investment Companies

Under certain circumstances the Portfolio may invest a portion of its assets in other investment companies, including money market funds.  In addition to the Portfolio’s advisory fee, an investment in an underlying mutual fund will involve payment by a Portfolio of its pro rata share of advisory and administrative fees charged by such fund.

Securities Loans

The Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income.  Such loans of portfolio securities may not exceed one-half of the value of the Portfolio’s total assets.  In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities, or irrevocable letters of credit issued by financial institutions.  Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned.  The Portfolio can increase its income through the investment of such collateral.  The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan.  However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction.  Such loans will be terminable at any time upon specified notice.  The Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty.  Loans will be made only to firms deemed by Rochdale to be of good standing and will not be made unless, in the judgment of Rochdale, the consideration to be earned from such loans justifies the risk.

Short Sales

The Portfolio may seek to hedge investments or realize additional gains through short sales.  The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer.  The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the Portfolio sold the security.  Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain the net proceeds of the short sale until the short position is closed out.  The Portfolio also will incur transaction costs in effecting short sales.

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The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 33 1/3% of the value of the Portfolio’s net assets.

Whenever the Portfolio engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  The segregated assets are marked to market daily, provided that at no time will the amount segregated plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

Illiquid Securities

The Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.  Rochdale will monitor the amount of illiquid securities held by the Portfolio, under the supervision of the Trust’s Board of Trustees (“Board of Trustees”), to ensure compliance with the Portfolio’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Portfolio might also have to register such restricted securities in order to sell them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

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Repurchase Agreements

The Portfolio may enter into repurchase agreements.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase.  In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. Government security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission (“SEC”) or exempt from such registration.  The Portfolio will generally enter into repurchase agreements of short duration, from overnight to one week, although the underlying securities generally have longer maturities.  The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “Investment Company Act”), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. Government security.  If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Portfolio, Rochdale seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

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Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Borrowing

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.  Investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

Borrowing may subject the Portfolio to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.  The Portfolio may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash.  Borrowing can involve leveraging when securities are purchased with the borrowed money.

When-Issued Securities

The Portfolio may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, the Portfolio makes no payment to the issuer and no interest accrues to the Portfolio.  To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income.  While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  Rochdale does not believe that the Portfolio’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Portfolio will segregate liquid assets equal in value to commitments for when-issued securities, which reduces but does not eliminate leverage.

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Fixed Income Securities

The Portfolio may hold fixed income securities when Rochdale believes that opportunities for long-term capital growth exist.  The Portfolio’s investments in fixed income securities are limited to corporate debt securities (bonds, debentures, notes, and other similar corporate debt instruments), and bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities or foreign governments.

The market value of fixed income securities is influenced significantly by changes in the level of interest rates.  Generally, as interest rates rise, the market value of fixed income securities decreases. Conversely, as interest rates fall, the market value of fixed income securities increases.  Factors which could result in a rise in interest rates, and a decrease in market value of fixed income securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities, such as oil.  In addition, the market value of fixed income securities is influenced by perceptions of the credit risks associated with such securities.  Credit risk is the risk that adverse changes in economic conditions can affect an issuer’s ability to pay principal and interest.

Fixed income securities that will be eligible for purchase by the Portfolio include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or securities which are unrated but that the Advisor believes to be of comparable quality.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

The Portfolio reserves the right to invest in securities rated lower than BB by S&P or lower than Baa by Moody’s.  Lower-rated securities generally offer a higher current yield than that available for higher grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

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Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities.  If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security.  If a security’s rating is reduced while it is held by the Portfolio, the Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for debt securities are described in Appendix A.

Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities.

U.S. Government Securities

U.S. Government securities in which the Portfolio may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.  All Treasury securities are backed by the full faith and credit of the United States.  Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury.  Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury.  If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.  See Appendix A for a description of corporate bond ratings.

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Short-Term Investments

The Portfolio may invest in any of the following securities and instruments:

Certificates of Deposit, Banker’s Acceptances and Time Deposits.  The Portfolio may hold certificates of deposit, bankers’ acceptances, and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Portfolio may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by Rochdale to be of comparable quality.  See Appendix A for a description of commercial paper ratings.

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Foreign Investments and Currencies

The Portfolio may invest in securities of foreign issuers that are not publicly traded in the United States.  The Portfolio may also invest in Depositary Receipts, purchase and sell foreign currency on a spot basis, and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts.  The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  The Portfolio may also hold American Depositary Shares (“ADSs”), which are similar to ADRs.  ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets.

Risks of Investment in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position.  The internal politics of some foreign countries may not be as stable as those of the United States.  Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners.  If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Portfolio will invest in securities denominated in foreign currencies.  A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio’s assets denominated in that currency.  Such changes will also affect the Portfolio’s income.  The value of the Portfolio’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  Rochdale expects that many foreign securities in which the Portfolio invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  Though growing, they usually have substantially less volume than U.S. markets, and the Portfolio’s foreign securities may be less liquid and more volatile than U.S. securities.  Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

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Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes.  The interest and dividends payable on some of the Portfolio’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

Costs.  To the extent that the Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  Most, if not all, of the securities in which the Portfolio invests will be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Investments in India Through Mauritius.  The Portfolio currently intends to invest either directly in securities, or indirectly in securities through Rochdale Emerging Markets (Mauritius) (the “Subsidiary”). To the extent that the Portfolio invests through the Subsidiary, an investment in the Portfolio will be an indirect investment in the Subsidiary.  Descriptions in this Statement of Additional Information of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Subsidiary.

To the extent that the Portfolio seeks to invest in Indian securities, the Portfolio currently intends to operate through the Subsidiary, an entity formed in the Republic of Mauritius and regulated by the Mauritius Financial Services Commission.  The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Subsidiary.  The Subsidiary is considered an “expert fund” by the Mauritius Financial Services Commission, available only to “expert investors” such as the Portfolio. As an investor in the Subsidiary, the Portfolio is not protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s failure.

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Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree.  In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).  The Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a “Sub-Account” of the Advisor, to utilize the Advisor’s registration as an FII with SEBI.  However, the Subsidiary must still seek renewal of this status every three years, and both the Advisor and the Subsidiary will be required to fulfill any conditions imposed by SEBI.  There can be no guarantee that regulatory approval will be forthcoming, or that the Advisor and the Subsidiary will be able to fulfill any conditions imposed by SEBI.  The investment by the Subsidiary in Indian securities is therefore dependent on its continued registration as a Sub-Account of the Advisor and on the Advisor’s continued registration as a FII.  Any loss of either such registration could result in mandatory divestment by the Subsidiary.

The Subsidiary has elected to be treated as a disregarded entity for United States federal income tax purposes.  As such, the income, assets and activities of the Subsidiary are treated as those of the Portfolio.  Investments made by the Subsidiary in Indian securities are treated as investments by the Portfolio, and dividends and distributions received by the Subsidiary on these investments are treated as having been received by the Portfolio.  Any investment made by the Portfolio in the Subsidiary, and any distributions by the Subsidiary to the Portfolio are disregarded as the Subsidiary is not treated as an entity separate from the Portfolio.  The Portfolio will invest in the Subsidiary through daily subscriptions and redemptions of the Subsidiary’s Participating Shares.

Options and Futures Strategies

The Portfolio may purchase put and call options, engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques.  Specifically, the Portfolio may engage in the purchase and sale of options on securities and stock indices, index future contracts and options on such futures, all as described more fully below.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.  The Portfolio will not engage in such transactions for the purposes of speculation or leverage.

Options on Securities.  The Portfolio may purchase put and call options on securities held in its portfolio.  In addition, the Portfolio may seek to increase its income in an amount designed to meet operating expenses through writing (that is, selling) “covered” put and call options.  Under certain circumstances, the premium received as a result of selling a call may also serve to offset a loss incurred as a result of a decline in the market price of the underlying security.  A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period.  In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price.  A covered call option contemplates that, for so long as the Portfolio is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option.  The value of the underlying securities on which covered call options will be written at any one time by the Portfolio will not exceed 25% of the Portfolio’s total assets.  The Portfolio will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it segregates liquid assets that are acceptable to the appropriate regulatory authority.

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The Portfolio may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter (“OTC”).  As the holder of a put option, the Portfolio has the right to sell the securities underlying the option, and as the holder of a call option, the Portfolio has the right to purchase the securities underlying the option, in each case at the option’s exercise price at any time prior to, or on, the option’s expiration date.  The Portfolio may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions.  In entering into a closing sale transaction, the Portfolio would sell an option of the same series as the one it has purchased.

The Portfolio receives a premium when it writes call options, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  By writing a call, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues.  The Portfolio receives a premium when it writes put options, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  By writing a put, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues.  Thus, in some periods, the Portfolio will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

In purchasing a put option, the Portfolio seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Portfolio seeks to benefit from an increase in the market price of the underlying security.  If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Portfolio will lose its investment in the option.  For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.  Because option premiums paid by the Portfolio are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.  The leverage offered by trading in options could cause the Portfolio’s net asset value to be subject to more frequent and wider fluctuations than would be the case if the Portfolio did not invest in options.

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OTC Options.  OTC options differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.  However, the premium is paid in advance by the dealer.  OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options.  Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by Rochdale and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time.  Consequently, the Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when the Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Portfolio may purchase and write OTC put and call options in negotiated transactions.  The staff of the SEC has previously taken the position that the value of purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities and, as such, are to be included in the calculation of a portfolio’s 15% limitation on illiquid securities.  However, the staff has eased its position somewhat in certain limited circumstances.  The Portfolio will attempt to enter into contracts with certain dealers with which it writes OTC options.  Each such contract will provide that the Portfolio has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value.  The formula will also include a factor to account for the difference between the price of the security and the strike price of the option.  If such a contract is entered into, the Portfolio will count as illiquid only the initial formula price minus the option’s intrinsic value.  The Portfolio will enter into such contracts only with primary U.S. Government securities dealers recognized by Federal Reserve Banks.  Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Portfolio enters into repurchase agreements.

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Stock Index Options.  In seeking to hedge all or a portion of its investment, the Portfolio may purchase and write put and call options on stock indices listed on securities exchanges.

A stock index measures the movement of a certain group of stocks by assigning relative values to the securities included in the index.  Options on stock indices are generally similar to options on specific securities.  Unlike options on specific securities, however, options on stock indices do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

When the Portfolio writes an option on a stock index, it will segregate liquid assets in an amount equal to the market value of the option, and will maintain liquid assets with a value sufficient at all times to cover its potential obligations while the option is open.

Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.  If the Portfolio writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.  The ability of the Portfolio to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market.  Although the Portfolio generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options.  No assurance can be given that a closing purchase transaction can be effected when the Portfolio desires to engage in such a transaction.

Risks Relating to Purchase and Sale of Options on Stock Indices.  Purchase and sale of options on stock indices by the Portfolio are subject to certain risks that are not present with options on securities.  Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Portfolio’s portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss on the purchase or writing of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the ability of Rochdale to correctly predict movements in the direction of the stock market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual stocks.  In the event Rochdale is unsuccessful in predicting the movements of an index, the Portfolio could be in a worse position than had no hedge been attempted.

Stock index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, the Portfolio would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio.  However, it will be the Portfolio’s policy to purchase or write options only on indices, which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

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Futures Contracts

The Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts (“futures contracts”).  The purpose of the acquisition or sale of a futures contract by the Portfolio is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which the Portfolio may invest have been developed by and are traded on national commodity exchanges.  The Portfolio may assume both “long” and “short” positions with respect to futures contracts.  A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks comprising the index is made.  Generally, contracts are closed out prior to the expiration date of the contract.

An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price.  Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

The purpose of trading futures contracts is to protect the Portfolio from fluctuations in value of its investment securities without necessarily buying or selling the securities.  Because the value of the Portfolio’s investment securities will exceed the value of the futures contracts sold by it, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.  No consideration is paid or received by the Portfolio upon trading a futures contract.  Instead, upon entering into a futures contract, the Portfolio is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value.  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to the expiration of a futures contract, the Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.

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Each short position in a futures contract entered into by the Portfolio is secured by the Portfolio’s ownership of underlying securities.  The Portfolio does not use leverage when it enters into long futures contracts; the Portfolio segregates, with respect to each of its long positions, liquid assets having a value equal to the underlying commodity value of the contract.

The Portfolio may trade futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the “CFTC”).  U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.  Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The Portfolio intends to comply with CFTC regulations and avoid “commodity pool operator” or “commodity trading adviser” status.  These regulations require that the Portfolio use futures positions (a) for “bona fide hedging purposes” (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of a Portfolio’s Portfolio.

Risks of Transactions in Futures Contracts.  There are several risks in using futures contracts as hedging devices.  First, all participants in the futures market are subject to initial margin and variation margin requirements.  Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market.  Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market.  Increased participation by speculators in the futures market may also cause temporary price distortions.  Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indices or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.  With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Portfolio’s portfolio diverges from the securities included in the applicable stock index.  It is possible that the Portfolio might sell stock index futures contracts to hedge against a decline in the market, only to have the market advance and the value of securities held by the Portfolio decline.  If this occurred, the Portfolio would lose money on the contracts and also experience a decline in the value of its portfolio securities.  While this could occur, Rochdale believes that over time the value of the Portfolio will tend to move in the same direction as the market indices and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indices whose movements they believe will have a significant correlation with movements in the value of the portfolio securities sought to be hedged.

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Successful use of futures contracts by the Portfolio is subject to the ability of Rochdale to predict correctly movements in the direction of the market.  If the Portfolio has hedged against the possibility of a decline in the value of the stocks it holds and stock prices increase instead, the Portfolio would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Liquidity of Futures Contracts.  The Portfolio may elect to close some or all of its contracts prior to expiration.  The purpose of making such a move would be to reduce or eliminate the hedge position held by the Portfolio.  The Portfolio may close its positions by taking opposite positions.  Final determinations of variation margin are then made, additional cash as required is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain.  Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.  Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.  In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.  In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Investments in futures contracts by their nature tend to be more short-term than other securities investments made by the Portfolio.  The Portfolio’s ability to make such investments, therefore, may result in an increase in portfolio activity and thereby may result in the payment of additional transaction costs.

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Forward Currency Contracts

The Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Swap Contracts

Types of Swaps.  The Portfolio may use the following: (i) Long equity swap contracts: where the Portfolio pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) Short equity swap contracts: where the Portfolio receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; (iii) Contracts for differences: equity swaps that contain both a long and short equity component; (iv) Interest rate swap contracts:  where the Portfolio exchanges fixed interest payments for floating payments or vice versa; (v) Currency swap contracts: where the Portfolio exchanges one currency for another at a forward exchange rate; and (vi) other similar contractual agreements to exchange credit obligations.

Uses.  The Portfolio may use swaps for (i) various reasons, including, but not limited to traditional hedging purposes – short equity swap contracts used to hedge against an equity risk already present in the Portfolio; (ii) anticipatory purchase hedging purposes – where the Portfolio anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes – where the Portfolio expects significant demand for redemptions and enters into short equity swap contracts, to allow it to dispose of securities in a more orderly fashion; (iv) direct investment – where the Portfolio purchases (particularly long equity swap) contracts in place of investing directly in securities; (v) risk management where the Portfolio uses equity swap contracts to adjust the weight of the Portfolio to a level the Advisor feels is the optimal exposure to individual markets, sectors and equities or where the Portfolio uses currency swap contracts to capture inefficiencies in foreign exchange rates or to minimize exposure to the purchase price of a foreign security held by the Portfolio or where the Portfolio uses interest rate swap contracts to exchange a disadvantageous interest rate (whether floating or fixed) for a different interest rate.

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Limitations on Use.  There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirement of the Portfolio.

Derivatives Risk.  The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract.  Since their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that derivatives will be improperly valued.  Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices they are designed to hedge or to closely track.

Specific risks associated with the use of derivatives include:

Credit and Counterparty Risk.  If the issuer of, or the counterparty to, the derivative does not make timely principal, interest or other payment when due, or otherwise fulfill its obligations, the Portfolio could lose money on its investment.  The Portfolio is exposed to credit risk, especially when it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of portfolio securities or use of repurchase agreements.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Portfolio may be prevented from selling particular securities at the price at which the Portfolio values them.

Management Risk.  The Advisor may fail to use derivatives effectively.  For example, the Advisor may choose to hedge or not to hedge at inopportune times.  This will adversely affect the Portfolio’s performance.

Asset-Backed Securities

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, high yield bonds, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans on manufactured housing.  These securities may be traded over-the-counter and typically have a short intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets.  Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.  Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating the Portfolio’s industry concentration levels. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.  The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.  There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.  Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.  In addition, credit card receivables are unsecured obligations of the card holder.

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Bank Obligations

The Portfolio may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  The Portfolio may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Advisor believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.  Bank obligations include the following:

Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Bank Loans.  Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest.  The value of such assets will change in response to fluctuations in market spreads and interest rates.  In particular, a decline in the level of LIBOR or any other applicable floating rate index could reduce the interest payments which the Portfolio receives with respect to such investments.  In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

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Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Portfolio will not purchase obligations issued by the Advisor or its affiliates.

Collateralized Debt Obligations

Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets.  Assets called collateral usually comprise loans or debt instruments.  A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Corporate Issues.

Corporate issues refer to debt instruments issued by private corporations or other business entities. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.  The Portfolio may buy corporate issues, subject to any quality constraints.  Corporate issues may also be issued by master limited partnerships and real estate investment trusts, or REITS.

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Credit Linked Notes

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer, in general (the “Reference Instrument”).  The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument.  Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred.  Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event.  Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s).  However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Foreign Sovereign Debt Securities

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in countries that issue the securities.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Inverse Floaters.  The Portfolio may invest in municipal securities whose interest rate bears an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”).  An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.  Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.  These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

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Variable and Floating Rate Instruments.  Certain of the obligations purchased by the Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Variable Rate Master Demand Notes.  Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Portfolio, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index.  Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded.  The quality of the note or the underlying credit must, in the opinion of the Subadviser, be equivalent to the ratings applicable to permitted investments for the Portfolio.  The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.  Variable rate master demand notes may or may not be backed by bank letters of credit.

Trust Preferred Securities.  Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer.  The convertible subordinated debt is the sole asset of the trust.  The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust.  Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

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The Portfolio may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
(a)  Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of total assets (at the lower of cost or fair market value; any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings and no investments may be made while any borrowings are in excess of 5% of total assets).

(b) Mortgage, pledge, or hypothecate any of its assets except in connection with any such borrowings.

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.
Purchase or sell real estate, or commodities or commodity contracts, except that the Portfolio may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options.

5.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry.  This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.
Issue senior securities, as defined in the Investment Company Act except that this restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, mortgages, or pledges, (b) entering into repurchase transactions, or (c) engaging in options or futures transactions.

7.	Invest in any issuer for purposes of exercising control or management.

8.
With respect to 50% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

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The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Portfolio may not:

9.	Invest in securities of other investment companies except as permitted by the Investment Company Act.

10.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11.
Make any change in the Portfolio’s investment policies of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is satisfied at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities generally are made annually by the Portfolio, on or about December 20 of each year.  Any net capital gains realized through the one-year period ended October 31 of each year also will be distributed by December 20 of each year.

Each distribution by the Portfolio will be accompanied by a brief explanation of the form and character of the distribution.  Each year the Portfolio will issue to each shareholder a statement of the federal income tax status of all distributions made during the preceding calendar year.

Tax Information

The Portfolio is treated as a separate entity for federal income tax purposes.  The  Portfolio intends to continue to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing of distributions.  It is the Portfolio’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Portfolio will not be subject to any federal income tax or excise taxes based on net income.  To avoid the excise tax, the Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal excise tax.

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The Portfolio’s ordinary income generally consists of interest, dividend income, and income from short sales, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Portfolio.

The Portfolio may write, purchase, or sell certain options, futures, and foreign currency.  Such transactions are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders.  For example, such contracts that are “Section 1256 contracts” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year (i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year).  In general, unless certain special elections are made, gain or loss from transactions in such contracts will be 60% long term and 40% short-term capital gain or loss.  Section 1092 of the Code, which applies to certain “straddles,” may also affect the taxation of a Portfolio’s transactions in options, futures, and foreign currency contracts.  Under Section 1092 of the Code, the Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain of such transactions.

Distributions of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income.  As a result of recent federal tax legislation, qualifying distributions paid out of the Portfolio’s investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income.  If the qualifying dividend income received by the Portfolio is equal to 95% (or a greater percentage) of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.  The Portfolio will advise you of the tax status of distributions shortly after the close of each calendar year.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend.  This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year.  The deduction, if any, may be reduced or eliminated if portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November, or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

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Under the Code, the Portfolio will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of portfolio shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of the Portfolio’s shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Portfolio with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Portfolio reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

If more than 50% of the value of the Portfolio’s total assets at the close of the taxable year consists of stock or securities in foreign corporation, the Portfolio may elect to pass through to shareholders the right to take the credit for any foreign taxes paid by the Portfolio.  If the Portfolio does not qualify for or does not make the election, only the Portfolio and not the shareholder may take the credit.

Generally, a credit for foreign taxes may not exceed the portion of the shareholder’s U.S. federal income tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income.  For this purpose, the portion of distributions paid by the Portfolio from foreign source income will be treated as foreign source income.  The Portfolio’s gains from the sale of securities will generally be treated as derived from U.S. sources, and certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables, and payables will be treated as derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from the Portfolio that qualifies as foreign source income.  Because of this limitation, shareholders may be unable to claim a credit for the full amount of their proportionate shares of foreign income taxes paid by the Portfolio even if the Portfolio is eligible and makes the election to pass through those credits.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

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Any security or other position entered into or held by the Portfolio that substantially diminishes the Portfolio’s risk of loss from any other position held by the Portfolio may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Portfolio that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Portfolio at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain, or loss recognized by the Portfolio.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss.  Some part of the Portfolio’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.  The Portfolio will not be subject to corporate income tax in the State of Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.  In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such charges could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Portfolio and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Portfolio under the laws of any state, local, or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

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Additional Tax Information With Respect to the Subsidiary

As discussed above under the heading, “Investments in India Through Mauritius,” the Subsidiary has elected to be treated as a disregarded entity for U.S. federal income tax purposes.  As a disregarded entity, the income, assets and activities of the Subsidiary are treated as those of the Portfolio.  Distributions by the Subsidiary to the Portfolio are disregarded as the Subsidiary is not treated as an entity separate from the Portfolio.  Similarly, investments by the Subsidiary are considered as made and held by the Portfolio.

Investing through the Subsidiary is intended to provide the Portfolio with a tax-efficient method of investing directly in Indian securities.  The Subsidiary will seek to maintain its residency in Mauritius to avail itself of the currently effective income tax treaty between India and Mauritius.  The Supreme Court of India has previously upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities.  The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty.  The Subsidiary has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.

Recently, amendments to the treaty have been proposed. If enacted in their proposed form, these or any other changes to the treaty, Indian or Mauritian tax laws, or the manner in which the treaty and such laws are applied to the Subsidiary or the Portfolio, might have an adverse tax effect on the Portfolio and its shareholders, possibly with retroactive effect.

The Subsidiary holds a Category 1 Global Business License issued by the Mauritius Financial Services Commission and will be subject to a tax rate of 15% on its corporate income in Mauritius.  However, the Subsidiary will be entitled to a foreign tax credit equivalent to the higher of the actual foreign tax paid or a deemed tax credit of 80% of the Mauritius tax on its foreign source income, which will result in a maximum tax rate of 3%.  Capital gains will be exempt from income tax in Mauritius on disposals by the Subsidiary of its investments.  There is no withholding tax payable in Mauritius in respect of payments of dividends to investors or redemption of Participating Shares in the Subsidiary.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid.  The Portfolio can take advantage of this zero tax rate through its investments through the Subsidiary.  The Indian tax rate on short-term capital gains was reduced from 30% to 10% (plus surcharges).  However, effective January 4, 2009, the Indian tax rate on short-term capital gains was increased to 15%.  The primary tax advantage of investing through the Subsidiary and relying on the India-Mauritius treaty is the elimination of the 15% Indian tax on short-term capital gains.  Any change in the provision of this treaty, in its applicability to the Subsidiary or the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

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The ability of the Subsidiary to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder.  The operation of the Subsidiary’s bank account in India is subject to regulation by the Reserve Bank of India under India’s Foreign Exchange Regulations.  The Subsidiary will invest in Indian rupee denominated instruments, which may be subject to exchange rate fluctuations with consequent reductions in the U.S. dollar value.  The Subsidiary’s custodian, acting also as the remitting banker, will be authorized to convert currency and repatriate capital and income on behalf of the Subsidiary.  There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Portfolio to repatriate its income and capital.  If for any reason the Portfolio is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Portfolio would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. tax law.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains policies governing the timing and circumstances in which the portfolio investments held by the Portfolio may be disclosed by the Trust.  Under these policies, disclosure of Portfolio holdings is not permitted except: (1) to provide information to the Trust’s officers and service providers as necessary for the performance of their duties to the Trust; (2) to the extent that such information has previously been publicly disclosed in filings made with the SEC (e.g. annual and semi-annual shareholder reports on Form N-CSR and quarterly holdings reports on Form N-Q or otherwise made publicly available (e.g., posted on the Trust’s Internet web site); (3) as otherwise necessary for the purpose of complying with federal law; or (4) with the approval of the Trust’s Chief Compliance Officer, as noted below.  These disclosure restrictions apply equally to individual and institutional investors, as well as intermediaries that distribute shares of the Trust.

Specifically, officers of the Trust, the portfolio managers of the Portfolio, the Advisor and those of its employees who are responsible for day-to-day portfolio management of the assets of the Portfolio or supervision of those organizations that provide administration, fund accounting, and transfer agency services to the Portfolio, as well as employees of such organizations will be afforded access to information relating to portfolio holdings as appropriate to their duties to the Trust.  As noted elsewhere in the SAI, such persons are required to act in accordance with various Codes of Ethics which, among other things, require that such information be kept confidential and prohibit its use with respect to personal investment decisions.  The Code of Ethics also requires all such persons to periodically report all of their personal securities holdings and transactions for verification of compliance with the Code of Ethics.  The Trust’s custodian, which is responsible for the safekeeping of the assets of the Portfolio and related services, and its employees, will also have access to the Portfolio holdings, as will employees of the Trust’s registered independent public accountant in connection with the performance of their duties to the Trust.  Additionally, attorneys engaged by the Trust to provide legal services to the Trust will generally be afforded access to Portfolio holdings information in connection with the review of regulatory filings and, with the approval of the Chief Compliance Officer, as appropriate. No person is permitted to receive any compensation or consideration for the disclosure of Portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending.

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The Trust’s Chief Compliance Officer may grant exceptions from the disclosure policies noted above under circumstances that will ensure that the information disclosed remains confidential and will be not be used for any investment related purpose.  To the extent that rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and/or Morningstar, Inc. request Portfolio holdings information, the Trust will provide only such information as is already publicly available on the Trust’s website or in public filings made with the SEC.

The Board of Trustees will periodically review the Trust’s procedures in connection with its overall review of the Trust’s compliance procedures in order to ensure that any disclosure of Portfolio holdings is made in the best interests of the Trust’s shareholders.

TRUSTEES AND EXECUTIVE OFFICERS

The Trust’s Board of Trustees (“Board”) currently consists of four members.  A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.”  The Board’s Chairman is the founder and Chairman of the Trust’s investment advisor and is, therefore, an “Interested Person” of the Trust for purposes of the Investment Company Act.  Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board.  The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios.

The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share.  The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Trust’s CCO and the full Board (and, at the discretion of the Independent Trustees, the Independent Trustees separately) meets with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board, and the Audit Committee (or, Audit Committee Chair) meet at least annually with the Trust’s independent public accounting firm.  The overall small size of the Board (with only four members) assures significant participation by every Board member, so that no separate role for a “lead” Independent Trustee has been deemed necessary.

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The current Trustees and officers, including the Independent Trustees, their affiliations, ages and principal occupations for the past five years are set forth below.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Carl Acebes 570 Lexington Avenue New York, NY 10022 Born: 1946	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	*
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Born: 1957	President	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A
Edmund Towers 570 Lexington Avenue New York, NY 10022 Born: 1957	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

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Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1972	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors	N/A	N/A
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1971	Secretary	Since 2004	Senior Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A
Independent Trustees
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Born: 1940	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	8	*
Jerry Roland 570 Lexington Avenue New York, NY 10022 Born: 1936	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	8	*
Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Born: 1935	Trustee	Since 2004	Retired; Previously was a Consultant, Babcock & Brown, 2001 to present.	8	e-Smart® Technologies Inc. (resigned in 2009); *
*
Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale Alternative Total Return Fund; Rochdale High Yield Advances Fund LLC; Rochdale International Trade Fixed Income Fund

The three Independent Trustees identified in the tables above have served together on the Trust’s Board for 6 years.  Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. Baretge has extensive international business experience in the United States, Europe and the West Indies, including serving as the President of an international luxury goods distribution company for over 25 years.  Mr. Roland, who was a certified public accountant, has more than 30 years of experience in the securities industry including service as a Chief Financial Officer.  Mr. Volpe, who was a certified public accountant, has 50 years of experience in the financial services field, including prior service as a director for several businesses and one other investment company.

Additionally, the Board of Trustees has nominated Garrett D’Alessandro for election to the Board.  Mr. D’Alessandro is the President of the Trust and is the President, Chief Executive Officer and Director of Research of Rochdale Investment Management LLC.  A meeting of the shareholders of the Trust has been called for May 30, 2011 to vote on Mr. D’Alessandro’s election.  If he is elected by the shareholders, it is anticipated that he will begin serving as a Trustee immediately thereafter.

The Board of Trustees has established one standing committee, an Audit Committee, as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.  When evaluating individuals for recommendation for Board membership, the Independent Trustees consider the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  The Independent Trustees will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

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Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2010, the Audit Committee met twice.  All of the Independent Trustees are members of the Audit Committee.

In addition to the Audit Committee of the Board, the Board has established a “Pricing Committee.”  The Pricing Committee is not a committee of the Board, but is responsible for implementing board approved procedures for valuing portfolio securities and calculating the net asset value of the Trust’s Portfolios.  The members of the Pricing Committee, which reports directly to the Board are appointed by the Board. They are David Abella and Elizabeth Dooley.*  Additionally, officers of the Trust’s Advisor and Administrator assist the Pricing Committee on an ex-officio basis. They are Keith Shintani, Kurt Hawkesworth, and Edmund Towers.

* Mr. Abella and Ms. Dooley are employees of Rochdale.

Board Compensation
Set forth below is the rate of compensation received by the following Trustees from all Portfolios for the calendar year ended December 31, 2010.  This total amount is allocated among the Portfolios.   For the fiscal year ended December 31, 2010, Independent Trustees received an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting.  Independent Trustees also are reimbursed for expenses in connection with each Board meeting attended.  No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Total compensation paid to Independent Trustees was $37,000.

	Aggregate Compensation from the Portfolios
Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Fund	Total Compensation from Portfolio and Portfolio Complex
Independent Trustees
Maxime C. Baretge	$808	$797	$706	$636	$1,662	$1,907	$5,484	$12,000
Jerry Roland	$842	$830	$736	$663	$1,731	$1,987	$5,711	$12,500
Thomas J. Volpe	$842	$830	$736	$663	$1,731	$1,987	$5,711	$12,500
Interested Trustee
Carl Acebes	None	None	None	None	None	None	None	None

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Board Interest in the Portfolio
As of the date of this SAI, the Portfolio had not yet begun operations.  Accordingly, the Trustees and Officers of the Trust as a group did not own any outstanding shares of any Portfolio.

THE PORTFOLIOS’ INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Portfolio by Rochdale Investment Management LLC, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).

The Advisory Agreement continues in effect after its initial two-year term from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding shares of Portfolios to which the Advisory Agreement applies, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either the Portfolio or Rochdale upon sixty days’ written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

In determining whether to renew the Advisory Agreement each year, the Board of Trustees requests and evaluates information provided by the Advisor and the investment managers, in accordance with Section 15(c) of the 1940 Act.  A discussion regarding the basis for the Board of Trustees’ approval of the Portfolios’ Investment Advisory Agreement with the Advisor is available in the Annual Report to shareholders for the fiscal year ended December 31, 2010.

As compensation for its advisory services under the Advisory Agreement, the Portfolio pays to the Advisor a monthly management fee at the annual rate of 1.00%.  As described in the Prospectus, the Advisor has contractually agreed to limit the expenses of the Portfolio to no more than 1.95%.  From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Portfolio.

For the fiscal periods ended December 31, 2010, 2009 and 2008, the Portfolio had not yet commenced operations and, therefore, did not pay any advisory fees to the Advisor or recoup any amounts for expenses previously reimbursed.

Under the terms of the Services Agreement dated May 24, 2006, the Advisor also provides certain services to the Trust including providing individuals to serve as executive officers to the Trust, providing the services of a qualified individual to serve as the Trust’s Chief Compliance Officer (along with staff and other resources as necessary) and coordinating the activities of all of the Trust’s other service providers.  For these services, the Advisor is paid, on a per Portfolio basis, a fee based upon the average daily net assets of each Portfolio at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million and 0.08% for assets exceeding $1 billion.  For the fiscal periods ended December 31, 2010, 2009 and 2008, the Portfolio had not yet commenced operations and, therefore, did not pay any fees under the Services Agreement.

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Portfolio Managers
The following information supplements the information included in the Prospectus regarding the individual Portfolio managers for the Portfolio.

Mr. Garrett D’Alessandro is a Portfolio manager for each of the Trust’s eight investment Portfolios ($531 million in assets as of December 31, 2010) as well as four other registered investment companies ($99 million in assets as of December 31, 2010), two of which ($61 million in assets as of December 31, 2010) have a performance based management fee.  Mr. D’Alessandro is also responsible for managing 193 other accounts with an aggregate total of $317 million in assets as of December 31, 2010.  Mr. D’Alessandro is also responsible for two other pooled investments with an aggregate total of $60 million in assets as of December 31, 2010, each of which has a performance based management fee.  Mr. D’Alessandro receives an annual salary established by the Advisor.  There is no deferred compensation plan.  Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account.  Like the Advisor’s other employees, Mr. D’Alessandro is eligible for a bonus annually.  Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management.  These bonuses are not guaranteed and are paid at the discretion of the Advisor. Additionally, Mr. D’Alessandro owns a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

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Mr. Anindya Chatterjee serves as Portfolio manager to Emerging Markets Portfolio which had no assets as of the date of the SAI.  Mr. Chatterjee is not responsible for the day to day management of any other pooled investments or other accounts.  Mr. Chatterjee receives an annual salary established by management of the Advisor. There is no deferred compensation plan.  Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account.  Like the Advisor’s other employees, Mr. Chatterjee is eligible for a bonus annually.  Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management.  These bonuses are not guaranteed and are paid at the discretion of the Advisor.

Under certain circumstances side by side management of mutual funds, such as the several Portfolios, and other investment accounts by the same portfolio manager (or team of managers) could give rise to conflicts of interest between the interests of the private accounts and one or more of the Portfolios.  Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading.  Procedures designed to alleviate any potential conflict of interest have been adopted by the Trust to ensure that neither the Portfolios nor the investment accounts managed by the Portfolio managers who serve the Portfolios are disadvantaged as a result of any conflict of interest that may arise.

Total Securities Owned in the Portfolios by Portfolio Managers
As of December 31, 2010, the Portfolio had not yet commenced operations.  Accordingly, the portfolio managers did not own any equity securities in the Portfolio.

THE PORTFOLIOS’ ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Trust.  The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolio; prepare all required filings necessary to maintain the Portfolio’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio related expenses; review and adjust as necessary the Portfolio’s daily expense accruals; and perform such additional services as may be agreed upon by the Portfolio and the Administrator.  For its services, the Administrator received from the Portfolio a total annual fee, paid monthly, in the amount of 0.10% of the first $200 million, 0.05% of the next $300 million and 0.03% thereafter, subject to a minimum fee of $22,500 per Portfolio.

During the fiscal years ended December 31, 2010, 2009, and 2008 the Portfolio had not yet commenced operations and did not, therefore, pay any administration fees.

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THE PORTFOLIOS’ DISTRIBUTOR

RIM Securities LLC (the “Distributor”), an affiliate of the Advisor, acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s shares.  The Distribution Agreement between the Trust and RIM Securities LLC will continue in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio to which the Distribution Agreement applies (as defined in the Investment Company Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act.  The Plan provides that each Portfolio will pay a fee to the Adviser at the annual rate of up to 0.25% of the average daily net assets of the Portfolio.  The fee is paid to compensate the Adviser for or in anticipation of, expenses incurred for distribution related activities.  Expenses permitted to be paid by the Portfolio under their Plan include: preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors or advisors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Portfolio’s shares; payments to financial intermediaries for shareholder support, administrative and accounting services with respect to the shareholders of the Portfolio; and such other expenses as may be approved from time to time by the Board of Trustees.

During the fiscal years ended December 31, 2010, 2009, and 2008 the Portfolio had not yet commenced operations and did not, therefore, pay any distribution fees.

The Plan allows excess distribution expenses to be carried forward and resubmitted for payment by a Portfolio in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

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During the fiscal years ended December 31, 2010, 2009, and 2008 the Portfolio had not yet commenced operations and did not, therefore, carry over any excess distribution expenses.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, and subject to the general supervision of Rochdale and the Board, Rochdale will determine which securities are to be purchased and sold by the Portfolio and which broker-dealers are eligible to execute its portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of Rochdale, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for each Portfolio also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be made through dealers (including banks), which specialize in the types of securities that a Portfolio will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, Rochdale will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to Rochdale that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  Rochdale considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Portfolio, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of a Portfolio subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is the Portfolio’s general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for a Portfolio, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Portfolio, other Portfolios of the Trust or Rochdale, even if the specific services were not imputed just to the Portfolio and may be useful to Rochdale in advising other clients.

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Investment decisions for the Portfolio will be made independently from those of other client accounts or mutual funds managed or advised by Rochdale.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolio and one or more of such client accounts or other Portfolios.  In such event, the position of the Portfolio and such client account(s) or other Portfolios in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or other Portfolios seek to acquire the same security as the Portfolio at the same time, the Portfolio may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or other Portfolios simultaneously purchases or sells the same security that the Portfolio is purchasing or selling, each day’s transactions in such security will be allocated between the Portfolio and all such client accounts or other Portfolios in a manner deemed equitable by Rochdale, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

The Portfolio does not place securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Portfolio, although the Portfolio may consider the sale of shares as a factor in allocating brokerage.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Portfolio for their customers.

Subject to overall requirements of obtaining the best combination of price, execution, and research services on a particular transaction, the Portfolio may place eligible portfolio transactions through their affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board of Trustees pursuant to the Investment Company Act and related rules.

During the fiscal year ended December 31, 2010, the Portfolio had not yet commenced operations and had not, therefore paid any brokerage commissions and did not own any securities of its regular broker-dealers.

PORTFOLIO TURNOVER

Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Portfolio’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  See “Execution of Portfolio Transactions.”

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolio’s Prospectus regarding the purchase and redemption of Portfolio shares.

How to Buy Shares

The shares of the Portfolio are sold at net asset value plus a sales charge of 5.75%.  As set forth in the Prospectus, you may pay a reduced sales charge at the time of purchase.  In addition, purchases of shares by persons employed by or affiliated with the Advisor, the Trust or any of the Advisor’s affiliates, as well as selected dealers and immediate family members of any of the foregoing, may be exempt from the sales charge.  For purposes of determining eligibility for sales charge exemptions, persons who fall within the definition of a “supervised person” under the Investment Advisers Act of 1940 will be considered “employees” within the meaning of that term as used in the Prospectus.  You may purchase shares of the Portfolio from selected securities brokers, dealers, or financial intermediaries.  Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.

To eliminate the need for safekeeping, the Portfolio will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolio’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of Rochdale such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, for employees of Rochdale or under circumstances where certain economies can be achieved in sales of the Portfolio’s shares.

You may purchase shares of the Portfolio by tendering payment in the form of shares of stock, bonds, or other securities.  You may do this provided the security being offered for the purchase of Portfolio shares is readily marketable, its acquisition is consistent with the Portfolio’s investment goal, and the Advisor, at its discretion, finds it acceptable.

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How to Sell Shares

You can sell your Portfolio shares any day the NYSE is open for regular trading through your investment representative.  Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value.  Your investment representative will be responsible for furnishing all necessary documentation to the Portfolio’s transfer agent (the “Transfer Agent”), and may charge you for its services.

Delivery of Redemption Proceeds

Payments to shareholders for shares of the Portfolio redeemed will be made as promptly as possible but no later than seven days after receipt by the  Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolio’s shareholders.  Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

At various times, the Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Portfolio may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Portfolio’s portfolio securities at the time of redemption or repurchase.

Redemptions-in-Kind

The Portfolio has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Portfolio for distribution and shareholder servicing, the Advisor may pay out of its own assets, and at no cost to the Portfolio, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders.

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In return for these payments, the Portfolio may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolio on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolio on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services.  Additionally, the Portfolio and its shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Portfolio’s Advisor for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both.  Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily at the close of public trading on the NYSE, normally 4:00 p.m., Eastern time, on each day the NYSE is open for trading.  It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.  The Portfolio does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

The net asset value per share of the Portfolio is calculated as follows:  all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

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Net Assets	=	Net Asset Value per share
Shares Outstanding

As of December 31, 2010, the Portfolio had not yet commenced operations and had not, therefore, calculated a net asset value.

GENERAL INFORMATION

Investors in the Portfolio will be informed of the Portfolio’s progress through periodic reports.  Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is the custodian (the “Custodian”) of the securities and other assets of the Portfolio.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Portfolio.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

As the date of this Statement of Additional Information, the Portfolio had not yet commenced operations.  Accordingly, there were no shareholders who owned 5% or more of the outstanding shares of the Portfolio.

CAPITAL STRUCTURE

The Trust was organized as a Delaware statutory trust on March 10, 1998.  The Agreement and Declaration of Trust permits the Board of Trustees to issue a limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Portfolio have no preemptive, conversion, or subscription rights.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Portfolio and to the net assets of the Portfolio upon liquidation or dissolution.  The Portfolio, as a separate series of the Trust, votes separately on matters affecting only the Portfolio (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

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The Trust, the Advisor, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.

ANTI-MONEY LAUNDERING POLICY

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Portfolio’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

The Trust has adopted a Policy delegating the responsibility for voting proxies to the Advisor, subject to the supervision of the Board of Trustees.  The Advisor’s proxy voting polices are summarized below.

Policies of the Trust’s Investment Advisor

The Advisor’s policy on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party.  The Advisor has entered into a contract with Institutional Shareholder Services (“ISS”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from Rochdale.

Upon receiving ISS’s recommendations, proxies are voted by the Advisor’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses ISS’s website for their recommendations for the pending proxy. If ISS does not have a recommendation listed, the Proxy Voter contacts ISS to supply a recommendation on the pending proxy.

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The Proxy Voter will print ISS’s recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (“designated as the “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence their review and the Proxy Voter will maintain the recommendation and vote in his/her files.

In limited circumstances and provided there is no conflict of interest between the Advisor and the Trust, the Advisor may decide to vote a proxy in contradiction to the recommendation of ISS, if the Advisor does not believe ISS’s recommendation is in the best interests of the client.  In the event such a situation arises, The Advisor will prepare a written disclosure to be kept on file detailing the following:

• facts surrounding the decision to vote contrary to ISS recommendation,
• an explanation as to why management believes ISS’s recommendation is detrimental to the Trust’s best interest, and
• any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with ISS’s recommendation and the actual vote.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-209-1967 or by accessing the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

As the date of this Statement of Additional Information, the Portfolio had not yet commenced operations.  Accordingly, there are no financial statements related to the Portfolio

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APPENDIX A
SHORT-TERM RATINGS
Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Short-term ratings generally are assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial debt obligations and contracts.  Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

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Prime-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

F1 (xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2 (xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
 Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
 Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Notes:         A special identifier for the country concerned will be added to all national ratings.  For illustrative purposes, (xxx) has been used, as above.

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“+” or “-” may be appended to a national rating to denote relative status within a major rating category.  Such suffixes are not added to short-term ratings other than ‘F1(xxx).’

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, Fitch’s Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch’s International Short-Term Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance.  They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties.  When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis.  When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

International credit ratings assess the capacity to meet foreign currency or local currency commitments.  Both “foreign currency” and “local currency” ratings are internationally comparable assessments.  The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D             Default.  Denotes actual or imminent payment default.

Notes:    “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to Short-term ratings other than ‘F1.’

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•   Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

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AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

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D - An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r - This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Moody’s Long-Term Debt Ratings

Aaa - Bonds and preferred stock which are rated ‘Aaa’ are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated ‘Aa’ are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A - Bonds and preferred stock which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds and preferred stock which are rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds and preferred stock which are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

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B - Bonds and preferred stock which are rated ‘B’ generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated ‘Caa’ are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated ‘Ca’ represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds and preferred stock which are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s National Long-Term Credit Ratings

AAA (xxx)
‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)
‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)
‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)
‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)
‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)
‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

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CCC(xxx),
CC(xxx),
C(xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx),
DD(xxx),
D(xxx)	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings.  For illustrative purposes, (xxx) has been used, as above.

“+” or “-” may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ national rating category or to categories below ‘CCC(xxx).’

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, Fitch’s Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch’s International Long-Term Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance.  They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties.  When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis.  When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

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International credit ratings assess the capacity to meet foreign currency or local currency commitments.  Both “foreign currency” and “local currency” ratings are internationally comparable assessments.  The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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CCC, CC, C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%.  Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Notes:	“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC.’

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” -- Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” -- Speculative capacity to pay principal and interest.

MIG/VMIG Ratings U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

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MIG ratings expire at note maturity.  By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

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